NUVEEN STRATEGY FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced Maryland corporation (the “Corporation”), hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, LARRY W. MARTIN, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations of (a) Nuveen Conservative Allocation Fund, a series of Nuveen Investment Trust (the “Trust”), into Nuveen Strategy Conservative Allocation Fund, a series of the Corporation, and (b) Nuveen Moderate Allocation Fund, a series of the Trust, into Nuveen Strategy Balanced Allocation Fund, a series of the Corporation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 22nd day of August 2011.

/s/ John P. Amboian
John P. Amboian

NUVEEN STRATEGY FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced Maryland corporation (the “Corporation”), hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, LARRY W. MARTIN, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations of (a) Nuveen Conservative Allocation Fund, a series of Nuveen Investment Trust (the “Trust”), into Nuveen Strategy Conservative Allocation Fund, a series of the Corporation, and (b) Nuveen Moderate Allocation Fund, a series of the Trust, into Nuveen Strategy Balanced Allocation Fund, a series of the Corporation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 22nd day of August 2011.

/s/ Terence J. Toth
Terence J. Toth

NUVEEN STRATEGY FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced Maryland corporation (the “Corporation”), hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, LARRY W. MARTIN, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations of (a) Nuveen Conservative Allocation Fund, a series of Nuveen Investment Trust (the “Trust”), into Nuveen Strategy Conservative Allocation Fund, a series of the Corporation, and (b) Nuveen Moderate Allocation Fund, a series of the Trust, into Nuveen Strategy Balanced Allocation Fund, a series of the Corporation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 22nd day of August 2011.

/s/ Jack B. Evans
Jack B. Evans

NUVEEN STRATEGY FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced Maryland corporation (the “Corporation”), hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, LARRY W. MARTIN, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations of (a) Nuveen Conservative Allocation Fund, a series of Nuveen Investment Trust (the “Trust”), into Nuveen Strategy Conservative Allocation Fund, a series of the Corporation, and (b) Nuveen Moderate Allocation Fund, a series of the Trust, into Nuveen Strategy Balanced Allocation Fund, a series of the Corporation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 22nd day of August 2011.

/s/ William J. Schneider
William J. Schneider

NUVEEN STRATEGY FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced Maryland corporation (the “Corporation”), hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, LARRY W. MARTIN, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations of (a) Nuveen Conservative Allocation Fund, a series of Nuveen Investment Trust (the “Trust”), into Nuveen Strategy Conservative Allocation Fund, a series of the Corporation, and (b) Nuveen Moderate Allocation Fund, a series of the Trust, into Nuveen Strategy Balanced Allocation Fund, a series of the Corporation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set her hand this 22nd day of August 2011.

/s/ Judith M. Stockdale
Judith M. Stockdale

NUVEEN STRATEGY FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced Maryland corporation (the “Corporation”), hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, LARRY W. MARTIN, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations of (a) Nuveen Conservative Allocation Fund, a series of Nuveen Investment Trust (the “Trust”), into Nuveen Strategy Conservative Allocation Fund, a series of the Corporation, and (b) Nuveen Moderate Allocation Fund, a series of the Trust, into Nuveen Strategy Balanced Allocation Fund, a series of the Corporation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 22nd day of August 2011.

/s/ Robert P. Bremner
Robert P. Bremner

NUVEEN STRATEGY FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced Maryland corporation (the “Corporation”), hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, LARRY W. MARTIN, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations of (a) Nuveen Conservative Allocation Fund, a series of Nuveen Investment Trust (the “Trust”), into Nuveen Strategy Conservative Allocation Fund, a series of the Corporation, and (b) Nuveen Moderate Allocation Fund, a series of the Trust, into Nuveen Strategy Balanced Allocation Fund, a series of the Corporation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 22nd day of August 2011.

/s/ William C. Hunter
William C. Hunter

NUVEEN STRATEGY FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced Maryland corporation (the “Corporation”), hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, LARRY W. MARTIN, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations of (a) Nuveen Conservative Allocation Fund, a series of Nuveen Investment Trust (the “Trust”), into Nuveen Strategy Conservative Allocation Fund, a series of the Corporation, and (b) Nuveen Moderate Allocation Fund, a series of the Trust, into Nuveen Strategy Balanced Allocation Fund, a series of the Corporation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 22nd day of August 2011.

/s/ David J. Kundert
David J. Kundert

NUVEEN STRATEGY FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced Maryland corporation (the “Corporation”), hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, LARRY W. MARTIN, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations of (a) Nuveen Conservative Allocation Fund, a series of Nuveen Investment Trust (the “Trust”), into Nuveen Strategy Conservative Allocation Fund, a series of the Corporation, and (b) Nuveen Moderate Allocation Fund, a series of the Trust, into Nuveen Strategy Balanced Allocation Fund, a series of the Corporation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set her hand this 22nd day of August 2011.

/s/ Carole E. Stone
Carole E. Stone

NUVEEN STRATEGY FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced Maryland corporation (the “Corporation”), hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, LARRY W. MARTIN, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations of (a) Nuveen Conservative Allocation Fund, a series of Nuveen Investment Trust (the “Trust”), into Nuveen Strategy Conservative Allocation Fund, a series of the Corporation, and (b) Nuveen Moderate Allocation Fund, a series of the Trust, into Nuveen Strategy Balanced Allocation Fund, a series of the Corporation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set her hand this 20th day of August 2011.

/s/ Virginia L. Stringer
Virginia L. Stringer